Redeemable Preferred Stock	12 Months Ended
Dec. 31, 2023
Temporary Equity Disclosure [Abstract]
Redeemable Preferred Stock	Redeemable Preferred Stock
Reverse Recapitalization

The redeemable Series X preferred stock, par value of $0.0001, carried an annual 7% cumulative dividend, payable upon a liquidation, dissolution, winding up or, upon the election of the stockholders, upon redemption. Due to the contractual provisions of the redeemable Series X preferred stock, the Series X preferred stock was accounted for as mezzanine equity.
Upon Closing, we canceled and converted all 2,033,230 shares of issued and outstanding redeemable Series X preferred stock and preferred dividends totaling $21.4 million into 2,140,340 shares of Satellogic Class A ordinary shares, based on the conversion price of $10.00 per share, at the time the Merger became effective.